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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     -----------

                                       FORM 8-K

                                    CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

      Date of Report (Date of earliest event reported):      September 16, 1998


                           SILICON STORAGE TECHNOLOGY, INC.
                 (Exact name of Company as specified in its charter)

                            COMMISSION FILE NUMBER 0-26944


 CALIFORNIA                                         77-0225590
 (State or other jurisdiction of                    (I.R.S. Employer
 Incorporation or organization)                     Identification Number)

  1171 SONORA COURT, SUNNYVALE, CA                             94086
  (Address of principal executive offices)                   (Zip code)

  Company's telephone number, including area code:         (408) 735-9110

                                    Not applicable
            (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

     Silicon Storage Technology, Inc. of Sunnyvale, California, ("SST") announced today that it had been served with a complaint filed by Intel Corporation of Santa Clara, California, ("Intel") alleging infringement of four patents owned by Intel relating to flash memory. Intel had previously filed the same suit against SST in Delaware, which was dismissed on August 6, 1998.

     SST's president and CEO, Bing Yeh, stated that he was disappointed that Intel chose to refile the suit. However, SST is well prepared to vigorously defend itself against this suit.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 1998

                              SILICON STORAGE TECHNOLOGY, INC.


                                   By:



                                   /s/ JEFFREY L. GARON
                                   ----------------------------------------
                                   Jeffrey L. Garon
                                   Vice President Finance & Administration,
                                     Chief Financial Officer and Secretary
                                   (Principal Financial and Accounting Officer)


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